SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) March 7, 2005

MELLON BANK, N.A.

(Originator of Mellon Bank Premium Finance Loan Master Trust)

(Exact name of Registrant as specified in its charter)

United States	333-113957-02 and 333-116609-02	25-0659306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

One Mellon Center

Pittsburgh, Pennsylvania 15258

(412) 234-5000

(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)

N/A

(Former name or former address, if changed since last report)

MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST

(Exact name of Registrant as specified in its charter)

New York	333-113957-01 and 333-116609-01	51-0015912
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

One Mellon Center

Pittsburgh, Pennsylvania 15258

(412) 234-5000

(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)

N/A

(Former name or former address, if changed since last report)

MELLON PREMIUM FINANCE LOAN OWNER TRUST

(Exact name of Registrant as specified in its charter)

Delaware	333-113957-03 and 333-116609-03	51-6522553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

c/o Chase Manhattan Bank, USA, National Association

1201 N. Market Street

Wilmington, DE 19801

(302) 428-3372

Carl Krasik, Esq.

Mellon Financial Corporation

Suite 1910

500 Grant Street

Pittsburgh, Pennsylvania 15258-0001

(412) 234-5222

(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)

(Former name or former address, if changed since last report)

N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01. Other Events

The Registrant hereby incorporates by reference the information contained in Exhibit 20 hereto in response to this Item 8.01.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

20.	Notice to the Holders of Mellon Bank Premium Finance Loan Master Trust, Series 2002-1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MELLON BANK, N.A., as Registrant

By:	/s/ MICHAEL A. BRYSON
Name:	Michael A. Bryson
Title:	Executive Vice President &
Chief Financial Officer

MELLON PREMIUM FINANCE LOAN OWNER TRUST, as registrant

By:	Mellon Bank, N.A., as Administrator

By:	/s/ MICHAEL A. BRYSON
Name:	Michael A. Bryson
Title:	Executive Vice President &
Chief Financial Officer

MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST, as Registrant

By: MELLON BANK, N.A., as Administrator

By:	/s/ MICHAEL A. BRYSON
Name:	Michael A. Bryson
Title:	Executive Vice President &
Chief Financial Officer

Dated: March 21, 2005

INDEX OF EXHIBITS

Exhibit No.	Document Description	Method of Filing
20	Notice to the Holders of Mellon Bank Premium Finance Loan Master Trust, Series 2002-1	Filed herewith